Exhibit 99.1
Select Recast Segment Results
The following are summaries of segment net sales, earnings (loss) before income taxes and earnings before income taxes percentage presented under the new segment reporting structure for the periods presented:
DONALDSON COMPANY, INC. AND SUBSIDIARIES
SEGMENT DETAIL
(In millions)
(Unaudited)

	Year ended July 31,
	2022	2021	2020
Net sales
Mobile Solutions segment
Off-Road	$390.5	$316.3	$244.3
On-Road	136.1	138.8	124.4
Aftermarket	1,599.9	1,363.3	1,195.8
Total Mobile Solutions segment	2,126.5	1,818.4	1,564.5

Industrial Solutions segment
Industrial Filtration Solutions	780.5	684.8	659.4
Aerospace and Defense	120.5	96.2	117.7
Total Industrial Solutions segment	901.0	781.0	777.1

Life Sciences segment
Total Life Sciences segment	279.1	254.5	240.2

Total Company	$3,306.6	$2,853.9	$2,581.8

Earnings (loss) before income taxes
Mobile Solutions segment	$293.8	$276.1	$203.1
Industrial Solutions segment	133.0	81.0	92.5
Life Sciences segment	64.9	65.2	58.6
Corporate and unallocated	(53.3)	(41.3)	(19.0)
Total Company	$438.4	$381.0	$335.2

Earnings before income taxes percentage
Mobile Solutions segment	13.8%	15.2%	13.0%
Industrial Solutions segment	14.8%	10.4%	11.9%
Life Sciences segment	23.3%	25.6%	24.4%
Note: Earnings before income taxes percentage is calculated by dividing earnings before income taxes by net sales. Amounts may not foot due to rounding.

DONALDSON COMPANY, INC. AND SUBSIDIARIES
SEGMENT DETAIL
(In millions)
(Unaudited)

	Three Months Ended
	October 31, 2022	July 31, 2022	April 30, 2022	January 31, 2022	October 31, 2021
Net sales
Mobile Solutions segment
Off-Road	$103.7	$103.8	$104.4	$91.9	$90.4
On-Road	36.0	35.4	36.1	33.1	31.5
Aftermarket	415.3	430.9	415.1	388.5	365.4
Total Mobile Solutions segment	555.0	570.1	555.6	513.5	487.3

Industrial Solutions segment
Industrial Filtration Solutions	196.0	217.3	198.5	191.4	173.3
Aerospace and Defense	33.6	34.6	31.3	27.1	27.5
Total Industrial Solutions segment	229.6	251.9	229.8	218.5	200.8

Life Sciences segment
Total Life Sciences segment	62.7	68.0	67.8	70.5	72.8

Total Company	$847.3	$890.0	$853.2	$802.5	$760.9

Earnings (loss) before income taxes
Mobile Solutions segment	$80.3	$89.9	$79.7	$58.6	$65.6
Industrial Solutions segment	37.6	46.9	34.3	27.2	24.6
Life Sciences segment	10.8	13.8	14.0	16.7	20.4
Corporate and unallocated	(12.1)	(22.1)	(16.7)	(8.0)	(6.5)
Total Company	$116.6	$128.5	$111.3	$94.5	$104.1

Earnings before income taxes percentage
Mobile Solutions segment	14.5%	15.8%	14.3%	11.4%	13.5%
Industrial Solutions segment	16.4%	18.6%	14.9%	12.4%	12.3%
Life Sciences segment	17.2%	20.3%	20.6%	23.7%	28.0%
Note: Earnings before income taxes percentage is calculated by dividing earnings before income taxes by net sales. Amounts may not foot due to rounding.

DONALDSON COMPANY, INC. AND SUBSIDIARIES
SEGMENT DETAIL
(In millions)
(Unaudited)

	Three Months Ended
	July 31, 2021	April 30, 2021	January 31, 2021	October 31, 2020
Net sales
Mobile Solutions segment
Off-Road	$86.7	$92.5	$75.0	$62.1
On-Road	33.7	39.7	33.4	32.0
Aftermarket	367.8	362.8	322.7	310.0
Total Mobile Solutions segment	488.2	495.0	431.1	404.1

Industrial Solutions segment
Industrial Filtration Solutions	187.4	181.2	163.9	152.3
Aerospace and Defense	28.7	24.2	20.9	22.4
Total Industrial Solutions segment	216.1	205.4	184.8	174.7

Life Sciences segment
Total Life Sciences segment	68.9	64.6	63.2	57.8

Total Company	$773.2	$765.0	$679.1	$636.6

Earnings (loss) before income taxes
Mobile Solutions segment	$76.6	$80.5	$62.0	$57.0
Industrial Solutions segment	29.2	25.0	11.1	15.7
Life Sciences segment	19.5	16.5	14.0	15.2
Corporate and unallocated	(11.3)	(11.1)	(13.2)	(5.7)
Total Company	$114.0	$110.9	$73.9	$82.2

Earnings before income taxes percentage
Mobile Solutions segment	15.7%	16.3%	14.4%	14.1%
Industrial Solutions segment	13.5%	12.2%	6.0%	9.0%
Life Sciences segment	28.3%	25.5%	22.2%	26.3%
Note: Earnings before income taxes percentage is calculated by dividing earnings before income taxes by net sales. Amounts may not foot due to rounding.

DONALDSON COMPANY, INC. AND SUBSIDIARIES
SEGMENT DETAIL - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In millions)
(Unaudited)

	Year ended July 31,
	2022	2021	2020
Earnings before income taxes
Mobile Solutions segment - GAAP	$293.8	$276.1	$203.1
Restructuring charges	—	0.4	—
Adjusted Mobile Solutions segment	$293.8	$276.5	$203.1

Industrial Solutions segment - GAAP	$133.0	$81.0	$92.5
Restructuring charges	—	8.6	—
Adjusted Industrial Solutions segment	$133.0	$89.6	$92.5

Life Sciences segment - GAAP	$64.9	$65.2	$58.6
Restructuring charges	—	—	—
Adjusted Life Sciences segment	$64.9	$65.2	$58.6

Adjusted earnings before income taxes percentage
Mobile Solutions segment	13.8%	15.2%	13.0%
Industrial Solutions segment	14.8%	11.5%	11.9%
Life Sciences segment	23.3%	25.6%	24.4%

	Three Months Ended
	October 31, 2022	July 31, 2022	April 30, 2022	January 31, 2022	October 31, 2021
Earnings before income taxes
Mobile Solutions segment - GAAP	$80.3	$89.9	$79.7	$58.6	$65.6
Restructuring charges	—	—	—	—	—
Adjusted Mobile Solutions segment	$80.3	$89.9	$79.7	$58.6	$65.6

Industrial Solutions segment - GAAP	$37.6	$46.9	$34.3	$27.2	$24.6
Restructuring charges	—	—	—	—	—
Adjusted Industrial Solutions segment	$37.6	$46.9	$34.3	$27.2	$24.6

Life Sciences segment - GAAP	$10.8	$13.8	$14.0	$16.7	$20.4
Restructuring charges	—	—	—	—	—
Adjusted Life Sciences segment	$10.8	$13.8	$14.0	$16.7	$20.4

Adjusted earnings before income taxes percentage
Mobile Solutions segment	14.5%	15.8%	14.3%	11.4%	13.5%
Industrial Solutions segment	16.4%	18.6%	14.9%	12.4%	12.3%
Life Sciences segment	17.2%	20.3%	20.6%	23.7%	28.0%
Note: Adjusted earnings before income taxes percentage is calculated by dividing adjusted earnings before income taxes (which exclude the impact of certain items not related to ongoing operations) by net sales. Adjusted rates are non-GAAP measures.

DONALDSON COMPANY, INC. AND SUBSIDIARIES
SEGMENT DETAIL - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In millions)
(Unaudited)

	Three Months Ended
	July 31, 2021	April 30, 2021	January 31, 2021	October 31, 2020
Earnings before income taxes
Mobile Solutions segment - GAAP	$76.6	$80.5	$62.0	$57.0
Restructuring charges	—	—	0.4	—
Adjusted Mobile Solutions segment	$76.6	$80.5	$62.4	$57.0

Industrial Solutions segment - GAAP	$29.2	$25.0	$11.1	$15.7
Restructuring charges	—	—	8.6	—
Adjusted Industrial Solutions segment	$29.2	$25.0	$19.7	$15.7

Life Sciences segment - GAAP	$19.5	$16.5	$14.0	$15.2
Restructuring charges	—	—	—	—
Adjusted Life Sciences segment	$19.5	$16.5	$14.0	$15.2

Adjusted earnings before income taxes percentage
Mobile Solutions segment	15.7%	16.3%	14.5%	14.1%
Industrial Solutions segment	13.5%	12.2%	10.7%	9.0%
Life Sciences segment	28.3%	25.5%	22.2%	26.3%
Note: Adjusted earnings before income taxes percentage is calculated by dividing adjusted earnings before income taxes (which exclude the impact of certain items not related to ongoing operations) by net sales. Adjusted rates are non-GAAP measures.
Non-GAAP Financial Information
These Select Recast Segment Results contain financial measures that have not been prepared in conformity with GAAP. They include adjusted earnings before income taxes and adjusted earnings before income taxes as a percentage of net sales. Tables showing the reconciliation of these non-GAAP financial measures to the comparable GAAP measures are included. Management believes these non-GAAP metrics are commonly used financial measures for investors to evaluate the Company’s operating performance and, when read in conjunction with the Company’s consolidated financial statements, present a useful tool to evaluate the Company’s ongoing operations and performance from period to period. In addition, these are some of the factors the Company uses in internal evaluations of the overall performance of its businesses. Management acknowledges that there are many items that impact a company’s reported results and the adjustments reflected in these non-GAAP measures are not intended to present all items that may have impacted these results. In addition, these non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies.